SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

DOUBLELINE FUNDS TRUST

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DOUBLELINE FUNDS TRUST

2002 North Tampa Street

Tampa, FL 33602

For proxy information, please call 833-782-7143

January 14, 2022

Dear Shareholder:

DoubleLine Capital LP (“DoubleLine Capital”) currently serves as investment adviser to DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE® (each a “Fund” and collectively, the “Funds”). In light of expected regulatory changes and in order to align the Funds’ advisory arrangements with those of other similar DoubleLine funds in the fund complex, DoubleLine Capital has recommended to the Trustees of your Funds that DoubleLine Alternatives LP, a related party of DoubleLine Capital, be appointed to serve as the Funds’ investment adviser going forward. DoubleLine Capital would serve as subadviser to the Funds, continuing to manage the portion of the Funds’ assets invested in debt instruments. The changes would not result in any change in the personnel managing the Funds, in the Funds’ expenses, or in the investment advisory services provided to the Funds.

Accordingly, shareholders of each Fund are being asked to consider (1) approval of a new investment management agreement between the Trust and DoubleLine Alternatives on behalf of their Fund and (2) approval of a new sub-advisory agreement among DoubleLine Alternatives, DoubleLine Capital and the Trust for their Fund, all as described in the accompanying Proxy Statement.

The enclosed Notice of Special Meeting to Shareholders and Proxy Statement set forth information relating to the proposals to be addressed at the special meeting (the “Special Meeting”) of the shareholders of the Trust. The Board of Trustees of the Trust believes that the proposals are important and recommends that you read the enclosed materials carefully. THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY APPROVED EACH PROPOSAL AND RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

Your vote is important. I encourage all shareholders to participate in the governance of the Funds. Please take a moment now to vote — either by completing and returning the enclosed proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet.

The Trust has retained Broadridge Financial Solutions, Inc., a professional proxy solicitation firm, on behalf of the Funds, to assist in the solicitation of proxies. As the Special Meeting date approaches, if you do NOT vote, you may be contacted by them or by representatives of management asking you to vote. If you have any questions concerning the Proxy Statement, please feel free to contact our proxy information line at 833-782-7143.

Respectfully,

Ronald R. Redell, President

DoubleLine Funds Trust

DOUBLELINE FUNDS TRUST

2002 North Tampa Street

Tampa, FL 33602

Online Virtual Meeting Only — No Physical Meeting Location

Register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/DoubleLine/broadridgevsm/

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 7, 2022

To the shareholders of

DOUBLELINE SHILLER ENHANCED CAPE® and

DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE®

A Special Meeting of Shareholders (the “Special Meeting”) of each of DoubleLine Shiller Enhanced Cape® and DoubleLine Shiller Enhanced International Cape® (each a “Fund” and collectively, the “Funds”), both series of DoubleLine Funds Trust (the “Trust”), will be held as a virtual meeting at https://www.viewproxy.com/DoubleLine/broadridgevsm/, on April 7, 2022 at 12:00 pm, Pacific time. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of each Fund has determined that the Special Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting.

As described in the enclosed Proxy Statement, the Special Meeting has been called for the following purposes:

(1)	To be voted on by all shareholders of each Fund, voting separately by each such Fund:

a.	to approve a new investment management agreement between DoubleLine Alternatives LP (“DoubleLine Alternatives”) and the Trust, with respect to each Fund;

b.	to approve a new sub-advisory agreement among DoubleLine Alternatives, DoubleLine Capital LP (“DoubleLine Capital”), and the Trust, with respect to each Fund; and

(2)	To consider and act upon such other matters as may properly come before the Special Meeting and any adjourned or postponed session thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSALS LISTED ABOVE.

For each Fund, approval of the new subadvisory agreement is contingent on shareholder approval of the new investment management agreement; Proposal 1(b) will not proceed without approval of Proposal 1(a).

The Board of Trustees has fixed the close of business on January 7, 2022 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting, by virtual means, and any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

By Order of the Board of Trustees

Cris Santa Ana, Secretary

Tampa, Florida

January 14, 2022

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF YOU ARE VOTING BY MAIL PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU WISH TO VIRTUALLY ATTEND THE SPECIAL MEETING AND VOTE DURING SUCH MEETING, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE SPECIAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE SPECIAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHARHEOLDER METING TO BE HELD ON APRIL 7, 2022

Shareholders can find important information about each Fund in its annual report, dated March 31, 2021, including financial reports for the fiscal year ended March 31, 2021, and in such Fund’s semi-annual report, dated September 30, 2021. Upon request and without charge, the Trust will furnish each person to whom the Proxy Statement is delivered with a copy of these reports. You may obtain copies of these reports without charge by calling 877-DLine11 (877-354-6311) or on the Trust’s website at www.doublelinefunds.com. You may obtain copies of the Proxy Statement without charge by calling Broadridge Financial Solutions, Inc. at 833-782-7143. The Proxy Statement and any definitive additional soliciting materials will be available on the Funds’ website at www.doublelinefunds.com.

DOUBLELINE FUNDS TRUST

2002 North Tampa Street

Tampa, FL 33602

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Trustees of DoubleLine Funds Trust (the “Trust”) for use at the Special Meeting of shareholders of DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE® (each a “Fund” and collectively, the “Funds”), to be held on April 7, 2022 at 12:00 pm, Pacific time (the “Special Meeting”), and at any adjournment(s) or postponement(s) thereof. At the Special Meeting, shareholders will be asked to approve (a) a new investment management agreement between the Trust and DoubleLine Alternatives LP (“DoubleLine Alternatives”), and (b) a new sub-advisory agreement between DoubleLine Alternatives, DoubleLine Capital LP (“DoubleLine Capital”) and the Trust, with respect to the Funds. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about January 25, 2022.

The Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) has fixed the close of business on January 7, 2022 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof. Shareholders of each Fund as of the close of business on January 7, 2022 will be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of a Fund owned on any matter on which such Shareholder is entitled to vote, and a fractional dollar amount of net asset value shall be entitled to a proportionate fractional vote. One-third of the total Shares of each Fund entitled to vote at the Special Meeting must be represented in person or by proxy to constitute a quorum for proposals 1(a)-(b) (the “Proposals”), although the presence by the means described herein or by proxy of a majority of a Fund’s outstanding voting securities is necessary to approve the Proposals. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone or via the Internet, may be revoked by filing with the Secretary of the Trust a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone or via the Internet) or by voting at the Special Meeting. Any shareholder may attend the Special Meeting virtually, whether or not he or she has previously given a proxy.

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust, its affiliates and other representatives of the Trust. The Trust has retained Broadridge Financial Solutions, Inc. to serve as tabulator of proxies and this cost as well as the legal and other costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Special Meeting (including the costs of any additional solicitation and any adjourned session(s)) are anticipated to be approximately $1 million and will be borne by DoubleLine Capital and/or DoubleLine Alternatives.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), approval of each Proposal will require the “vote of a majority of the outstanding voting securities of the Fund.” The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. This Proxy Statement sometimes refers to the “vote of a majority of the outstanding voting securities” as defined in the 1940 Act as a “1940 Act Majority.”

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to Shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will have the same effect as a vote against each of the Proposals.

Ronald R. Redell, Henry V. Chase, Earl A. Lariscy, Cris Santa Ana, Adam Rossetti and Youse Guia, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board to serve in such capacity and are officers of the Trust and employees of a related party of DoubleLine Capital and DoubleLine Alternatives. Each executed and returned proxy will be voted in accordance with the directions indicated thereon. If you execute and mail the enclosed proxy (and no choice is indicated for the Proposals listed in this Proxy Statement), your shares will be voted in favor of the Proposals. Other proxies returned, including those that are unexecuted or are determined to be improperly completed, will not be voted and may be returned to the sender. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board is not aware of any other matters which are likely to be brought before the Special Meeting. However, if any such matters properly come before the Special Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.

HOW TO SUBMIT A PROXY

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on April 7, 2022

The Proxy Statement and related materials are available at https://www.viewproxy.com/DoubleLine/broadridgevsm/

Shareholders of record may submit a proxy in respect of their Shares by using any of the following methods:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

OVERVIEW OF PROPOSAL 1

APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BACKGROUND AND SUMMARY OF PROPOSALS

Currently, DoubleLine Capital serves as the investment adviser to DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE® under two separate investment management agreements with DoubleLine Funds Trust (the “Current Management Agreements”). DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE® pay DoubleLine Capital fees at the annual rates of 0.45% and 0.50%, respectively, of each Fund’s average daily net assets under the Current Management Agreements.

At a meeting of the Board of Trustees held on November 18, 2021, the Board approved changes to the Trust’s management arrangements in consideration of expected regulatory changes and to align the Funds’ advisory arrangements with those of other similar DoubleLine funds in the fund complex. Under the proposed management arrangements, DoubleLine Alternatives would replace DoubleLine Capital and assume the responsibilities as primary investment adviser for the Funds under a new investment management agreement with the Trust (the “Proposed Management Agreement”), at the same contractual management fee rates already in place for the Funds as described above. Also subject to shareholder approval, DoubleLine Capital would provide sub-advisory services to the Funds under a new sub-advisory agreement with DoubleLine Alternatives (the “Proposed Sub-Advisory Agreement” and together with the Proposed Management Agreement, the “Proposed Agreements”).

Each Fund seeks to use derivatives, or a combination of derivatives and direct investments, to provide a return (before fees and expenses) that approximates the performance of an equity index. Each Fund also invests in a portfolio of debt securities to seek to provide additional total return over the long term. DoubleLine Capital’s principal investment focus is on fixed income portfolio management. DoubleLine Alternatives focuses on investment strategies beyond fixed income, including investments in commodities, derivatives, and other alternative asset classes. Ultimately, if the Proposals are approved, DoubleLine Alternatives would manage each Fund’s equity index-related investment strategies and DoubleLine Capital will manage the portion of each Fund’s assets invested in debt instruments.

Because of the services provided by DoubleLine Alternatives across its business, DoubleLine Alternatives has registered under the Commodities Exchange Act as a commodity pool operator and commodity trading advisor. In consideration of expected regulatory changes applicable to investments that may be made by the Funds, it is currently expected that one or both of the CAPE Funds may be treated as “commodity pools” under the Commodity Exchange Act at some point in the future. This would subject the primary investment adviser to the Funds to oversight from the Commodity Futures Trading Commission and the National Futures Association, in the same or similar manner as DoubleLine Alternatives already is with respect to the other DoubleLine funds managed by DoubleLine Alternatives (e.g., DoubleLine Real Estate and Income Fund and DoubleLine Multi-Asset Trend Fund). As such, DoubleLine expects it may be necessary or beneficial for the Funds’ primary investment adviser to be registered as a commodity pool operator. While there is some uncertainty regarding the ultimate effect of the expected regulatory changes and those changes could have different effects on the Funds depending on a variety of factors, including how the Funds obtain their investment exposure when the proposed regulatory changes become effective, DoubleLine believes the Proposals will support the continuity of advisory services for the Funds and facilitate the Funds’ ability to obtain investment exposure in a variety of different ways over time. The changes would not result in any change in the personnel managing the Funds, in the Funds’ expenses, or in the investment advisory services provided to the Funds.

To effect the changes described above, shareholders are being asked to approve the following Proposed Agreements:

(a) an Investment Management Agreement between the Trust and DoubleLine Alternatives; and

(b) a Sub-Advisory Agreement among DoubleLine Alternatives, DoubleLine Capital, and the Trust.

Shareholders will vote on Proposals 1(a) and 1(b) separately. Implementation of Proposal 1(b) is contingent on Shareholder approval of Proposal 1(a).

PROPOSALS

Proposal 1(a) — Investment Management Agreement with DoubleLine Alternatives

Shareholders are being asked to approve the Proposed Management Agreement between the Trust and DoubleLine Alternatives. Under Section 15(a) of the 1940 Act, the Proposed Management Agreement requires the approval of (i) the Board of Trustees, including a majority of the Independent Trustees, none of whom are parties to the Proposed Management Agreement, and (ii) a 1940 Act Majority of shareholders of the Fund. In the event that the shareholders of a Fund do not approve the Proposed Management Agreement, the Board of Trustees will determine a course of action believed by the Board of Trustees to be in the best interests of such Fund and its shareholders, which may include the further solicitation of shareholder approval.

Based upon the considerations described below under “Board Considerations,” the Board of Trustees, including the Independent Trustees, approved the Proposed Management Agreement on November 18, 2021.

Description of the Current Investment Management Agreements

DoubleLine Capital currently serves as the investment adviser for the Funds. The form of the Current Management Agreements for DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE® were last approved in connection with the formation of the Funds and the inception of their operations on October 31, 2013 and December 23, 2016, respectively. The Board of Trustees, including a majority of the Independent Trustees, most recently approved the continuation of the Current Management Agreements for DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE® on February 18, 2021. The Current Management Agreements provide for an annual advisory fee to DoubleLine Capital at the annual rate of 0.45% of DoubleLine Shiller Enhanced CAPE®’s average daily net assets and 0.50% of DoubleLine Shiller Enhanced International CAPE®’s average daily net assets.

The Current Management Agreements for each Fund provide that DoubleLine Capital will furnish the Funds with a continuous investment program consistent with each Fund’s investment objectives, policies and restrictions and will provide certain shareholder servicing functions. The Current Management Agreements provide that DoubleLine Capital may delegate its duties to one or more investment advisers. The Agreements provide that DoubleLine Capital will not be liable to the Trust or any shareholder of the Trust for any act or omission in connection with rendering services under the applicable Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.

Comparison of the Current and Proposed Investment Management Agreements

DoubleLine Shiller Enhanced CAPE®

The Proposed Management Agreement is substantially similar to the Current Management Agreement in effect for DoubleLine Shiller Enhanced CAPE®. New provisions under the Proposed Management Agreement include (i) a provision under which DoubleLine Alternatives shall be responsible and liable for certain acts and omissions related to the delegation of advisory responsibilities to a sub-advisor and (ii) an express provision permitting certain approvals to be taken at a meeting of the Board other than at an in-person meeting when permissible under the 1940 Act, related guidance or applicable relief issued by the SEC or its staff. The other changes described below align the Proposed Management Agreement with current management agreements in place for other DoubleLine funds launched since November 2015.

While in DoubleLine’s view there are no material differences between the Proposed Management Agreement and the Current Management Agreement that will have an adverse effect on the nature or quality of services provided to DoubleLine Shiller Enhanced CAPE®, the differences include the following:

The Proposed Management Agreement is governed by Delaware state law rather than California state law.

The list of Fund expenses assumed and paid for by the Fund in the Proposed Management Agreement does not reference dividend reinvestment plan expenses and includes expressly certain expenses related to the administration and servicing of the Funds and costs associated with wholly-owned subsidiaries of the Funds. In practice, these revisions will not result in any changes to the current allocation of these expenses between the Fund and the Fund’s investment adviser.

Provisions related to seeking best execution for Fund transactions were tailored to reflect the processes currently in place and will not result in any changes to the placement of portfolio transactions or selection of brokers/dealers.

The Proposed Management Agreement’s indemnification provision incorporates language from the Declaration of Trust rather than cross-references the document. While the indemnification provision in the Proposed Management Agreement does not include the same level of detail as the Declaration of Trust, it is substantively similar to the related provisions in the Current Management Agreement.

The form of the Proposed Management Agreement is attached in Appendix A hereto and this description of the Proposed Management Agreement is qualified in its entirety by reference to Appendix A hereto. The following is intended to be an overview and is not intended to be a comprehensive description of all of the Proposed Management Agreement’s terms.

Services. Under the Proposed Management Agreement, DoubleLine Alternatives will provide the Fund with a continuous investment program consistent with the Fund’s objectives, policies and restrictions. DoubleLine Alternatives’ duties and obligations under the Proposed Management Agreement are substantially similar to DoubleLine Capital’s duties and obligations under the Current Management Agreement. The Proposed Management Agreement will not result in the discontinuation of any services provided to the Fund. In the selection of brokers and the placing of orders for the purchase and sale of investments for the Fund, DoubleLine Alternatives will seek to obtain the most favorable execution available, but is permitted to pay higher brokerage commissions for brokerage and research services as described in the agreement. Under the Proposed Management Agreement, DoubleLine Alternatives may delegate any or all of its duties to one or more investment sub-advisers. DoubleLine Alternatives will oversee the maintenance of certain of the books and records of the Funds.

Compensation. The Current Management Agreement provides that the Fund will pay to DoubleLine Capital a fee at an annual rate of 0.45% of the Fund’s average daily net assets. The annual fee rate will remain unchanged under the Proposed Management Agreement. The frequency of payment in the Current and Proposed Management Agreements is also identical.

Expense Limitation Arrangements. If shareholders of DoubleLine Shiller Enhanced CAPE® approve the Proposals, DoubleLine Alternatives has agreed to enter into an Expense Limitation Agreement in respect of DoubleLine Shiller Enhanced CAPE® (the “Replacement Expense Limitation Agreement”) that will be on the same terms and conditions as the existing Expense Limitation Agreement between DoubleLine Capital and DoubleLine Shiller Enhanced CAPE® (the “Existing Expense Limitation Agreement”). The Existing Expense Limitation Agreement’s present term expires on July 31, 2022; the Replacement Expense Limitation Agreement will have an initial term that runs through July 31, 2023. Under the terms of the Replacement Expense Limitation Agreement, DoubleLine Alternatives may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, so long as such recoupment does not cause the Fund’s ordinary operating expenses to exceed the expense limitation that was in place when the fees were waived or expenses reimbursed.

Currently, DoubleLine Shiller Enhanced CAPE® has an expense limitation arrangement in place with DoubleLine Capital under which DoubleLine Capital may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. If shareholder approval of the Proposed Management Agreement is received, amounts waived or reimbursed by DoubleLine Capital while it was the primary investment manager of DoubleLine Shiller Enhanced CAPE® will be subject to recoupment paid directly to DoubleLine Capital from the Fund on substantively the same terms for the described three-year period. These recoupment amounts, to the extent paid to DoubleLine Capital, would be included in total expenses for purposes of calculating recoupment under DoubleLine Alternative’s expense limitation arrangement described above.

Other Terms. The Proposed Management Agreement provides that DoubleLine Alternatives, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the agreement, shall not be subject to any liability to the Fund or any of its shareholders for any act or omission in connection with rendering services under the agreement. The Proposed Management Agreement provides that it shall become effective upon execution and will remain effective until terminated as follows: (i) the agreement is terminated automatically in the event of its assignment by DoubleLine Alternatives, (ii) the agreement is terminated by either the Fund or DoubleLine Alternatives upon 60 days’ written notice, or (iii) if the Trustees or the Fund’s shareholders do not approve annually the continuance of the agreement, then the agreement will terminate automatically on the second anniversary of its execution or upon the expiration of one year from the effective date of the last such continuance, whichever is later. The limitation of liability and termination provisions of the Proposed Management Agreement do not materially differ from those of the Current Management Agreement.

DoubleLine Shiller Enhanced International CAPE®

The Proposed Management Agreement is substantially similar to the Current Management Agreement in effect for DoubleLine Shiller Enhanced International CAPE®. New provisions under the Proposed Management Agreement include (i) a provision under which DoubleLine Alternatives shall be responsible and liable for acts and omissions related to the delegation of advisory responsibilities to a sub-advisor and (ii) an express provision permitting certain approvals to be taken at a meeting of the Board other than at an in-person meeting when permissible under the 1940 Act, related guidance or applicable relief issued by the SEC or its staff. There are no material differences between the Proposed Management Agreement and the Current Management Agreement in effect for DoubleLine Shiller Enhanced International CAPE®.

The form of the Proposed Management Agreement is attached in Appendix A hereto and the description of the Proposed Management Agreement is qualified in its entirety by reference to Appendix A hereto. The following is intended to be an overview and is not intended to be a comprehensive description of all of the Proposed Management Agreement’s terms.

Services. Under the Proposed Management Agreement, DoubleLine Alternatives will provide the Fund with a continuous investment program consistent with the Fund’s objectives, policies and restrictions. The Proposed Management Agreement will not result in the discontinuation of any services provided to the Fund. In the selection of brokers and the placing of orders for the purchase and sale of investments for the Fund, DoubleLine Alternatives will seek to obtain the most favorable execution available, but is permitted to pay higher brokerage commissions for brokerage and research services as described in the agreement. Under the Proposed Management Agreement, DoubleLine Alternatives may delegate any or all of its duties to one or more investment sub-advisers. DoubleLine Alternatives will oversee the maintenance of certain of the books and records of the Funds. DoubleLine Alternatives’ duties and obligations under the Proposed Management Agreement will be identical to DoubleLine Capital’s duties and obligations under the Current Management Agreement.

Compensation. The Current Management Agreement provides that the Fund will pay to DoubleLine Capital a fee at an annual rate of 0.50% of the Fund’s average daily net assets. The annual fee rate will remain unchanged under the Proposed Management Agreement. The frequency of payment in the Current and Proposed Management Agreements is also identical.

Expense Limitation Arrangements. If shareholders of DoubleLine Shiller Enhanced International CAPE® approve the Proposals, DoubleLine Alternatives has agreed to enter into an Expense Limitation Agreement in respect of DoubleLine Shiller Enhanced International CAPE® (the “Replacement Expense Limitation Agreement”) that will be on the same terms and conditions as the existing Expense Limitation Agreement between DoubleLine Capital and DoubleLine Shiller Enhanced International CAPE® (the “Existing Expense Limitation Agreement”). The Existing Expense Limitation Agreement’s present term expires on July 31, 2022; the Replacement Expense Limitation Agreement will have an initial term that runs through July 31, 2023. Under the terms of the Replacement Expense Limitation Agreement, DoubleLine Alternatives may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, so long as such recoupment does not cause the Fund’s ordinary operating expenses to exceed the expense limitation that was in place when the fees were waived or expenses reimbursed.

Currently, DoubleLine Shiller Enhanced International CAPE® has an expense limitation arrangement in place with DoubleLine Capital under which DoubleLine Capital may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. If shareholder approval of the Proposed Management Agreement is received, amounts waived or reimbursed by DoubleLine Capital while it was the primary investment manager of DoubleLine Shiller Enhanced International CAPE® will be subject to recoupment paid directly to DoubleLine Capital from the Fund on substantively the same terms for the described three-year period. These recoupment amounts, to the extent paid to DoubleLine Capital, would be included in total expenses for purposes of calculating recoupment under DoubleLine Alternative’s expense limitation arrangement described above.

Other Terms. The Proposed Management Agreement provides that DoubleLine Alternatives, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the agreement, shall not be subject to any liability to the Fund or any of its shareholders for any act or omission in connection with rendering services under the agreement. The Proposed Management Agreement provides that it shall become effective upon execution and will remain effective until terminated as follows: (i) the agreement is terminated automatically in the event of its assignment by DoubleLine Alternatives, (ii) the agreement is terminated by either the Fund or DoubleLine Alternatives upon 60 days’ written notice, or (iii) if the Trustees or the Fund’s shareholders do not approve annually the continuance of the agreement, then the agreement will terminate automatically on the second anniversary of its execution or upon the expiration of one year from the effective date of the last such continuance, whichever is later. The limitation of liability and termination provisions of the Proposed Management Agreement do not materially differ from those of the Current Management Agreement.

Proposal 1(b) — Sub-Advisory Agreement with DoubleLine Capital

Shareholders are being asked to approve the Proposed Sub-Advisory Agreement among DoubleLine Alternatives, DoubleLine Capital, and the Trust, to become effective upon implementation of the Proposed Management Agreement. Under Section 15(a) of the 1940 Act, the Proposed Sub-Advisory Agreement requires the approval of (i) the Board of Trustees, including a majority of the Independent Trustees, none of whom are a party to the Proposed Sub-Advisory Agreement, and (ii) a 1940 Act Majority of shareholders of the Fund. In the event that the shareholders of a Fund do not approve the Proposed Sub-Advisory Agreement, the Board of Trustees will determine a course of action believed by the Board of Trustees to be in the best interests of such Fund and its shareholders, which may include the further solicitation of shareholder approval.

Based upon the considerations described below under “Board Considerations,” the Board of Trustees, including the Independent Trustees, approved the Proposed Sub-Advisory Agreement on November 18, 2021.

Description of the Proposed Sub-Advisory Agreement

The form of the Proposed Sub-Advisory Agreement for both Funds is attached as Appendix B hereto and the description of the Proposed Sub-Advisory Agreement is qualified in its entirety by reference to Appendix B hereto. The following is intended to be an overview and is not intended to be a comprehensive description of all of the Proposed Sub-Advisory Agreement’s terms. The Proposed Sub-Advisory Agreement is substantially identical to the sub-advisory agreement in place for other DoubleLine funds sub-advised by DoubleLine Capital.

Services. Pursuant to the Proposed Sub-Advisory Agreement, from time to time DoubleLine Alternatives may allocate to DoubleLine Capital assets of the Funds over which DoubleLine Capital will exercise investment discretion. In the selection of brokers and the placing of orders for the purchase and sale of investments for the Funds, DoubleLine Capital will seek to obtain the most favorable execution available, but is permitted to pay higher brokerage commissions for brokerage and research services as described in the agreement. DoubleLine Capital will oversee the maintenance of all books and records with respect to the investment transactions that it implements, as requested by DoubleLine Alternatives, and will furnish DoubleLine Alternatives, as investment adviser, with such assistance, information, and instructions as may be necessary to enable it to perform its duties in accordance with the management arrangements.

Compensation. The Proposed Sub-Advisory Agreement provides for DoubleLine Alternatives to pay DoubleLine Capital fees calculated at the annual rate of 0.225% of the average daily net assets of DoubleLine Shiller Enhanced CAPE® and 0.25% of the average daily net assets of DoubleLine Shiller Enhanced International CAPE® for the services provided pursuant to the Proposed Sub-Advisory Agreement. In each case, the subadvisory fee is computed and paid monthly and will be paid by DoubleLine Alternatives, not by the Funds.

Other Terms. The Proposed Sub-Advisory Agreement provides that DoubleLine Capital, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the agreements, shall not be subject to any liability to DoubleLine Alternatives, the Trust, the Funds or the Funds’ shareholders for any act or omission in connection with DoubleLine Capital’s rendering of services under the agreement. The Proposed Sub-Advisory Agreement provides that it shall become effective upon execution and will remain effective until terminated as follows: (i) the agreement is terminated automatically in the event of its assignment or in the event that the Proposed Management Agreement is terminated, (ii) the agreement is terminated by either DoubleLine Alternatives or DoubleLine Capital upon 60 days’ written notice, or (iii) if the Trustees or the Funds’ shareholders do not approve annually the continuance of the agreement, then the agreement will terminate automatically on the second anniversary of its execution or upon the expiration of one year from the effective date of the last such continuance, whichever is later.

Board Considerations — Proposals 1(a) and 1(b)

Provided below is an overview of the primary factors the Board considered in connection with its review and approval of the Proposed Agreements. In determining whether to approve the Proposed Agreements for the Funds, the Board considered the best interests of each Fund.

At the Board’s November 2021 meeting, DoubleLine Capital provided a proposal to respond to upcoming regulatory changes and streamline management of certain Funds utilizing investment strategies that combine fixed income and alternative asset class investments. The Board met in person on November 18, 2021 with representatives of DoubleLine Capital and DoubleLine Alternatives to discuss the proposal and to vote on the Proposed Agreements. The Board concluded that it was in the best interest of the Funds to approve the Proposed Agreements for a two-year term. In reaching the conclusion to approve the Proposed Agreements for the Funds, no single factor was determinative in the Board’s analysis, but rather each Trustee considered a variety of factors. Provided below is an overview of the primary factors the Board considered in connection with the review of the Proposed Agreements.

In connection with the Board’s consideration of the Proposed Agreements, the Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

DoubleLine Capital’s and DoubleLine Alternatives’ statements that the manner in which each Fund’s assets are managed, the portfolio management team for each Fund, and each Fund’s investment strategies will not change as a result of the restructuring of the management arrangements for the Funds;

the nature, quality and extent of services that DoubleLine Capital has provided to the Funds under the Current Management Agreements together with DoubleLine Capital’s and DoubleLine Alternatives’ statements to the Board that no change in the nature, quality and extent of those services is expected to result from the restructuring of the management arrangements for the Funds as contemplated herein;

DoubleLine Capital’s and DoubleLine Alternatives’ statements that the terms of the Proposed Management Agreement and the terms of the Current Management Agreements are substantially similar;

DoubleLine Capital’s and DoubleLine Alternatives’ statements that the Funds’ current expense limitation arrangements will be extended through July 2023;

the Trustees’ familiarity with the proposed advisory and sub-advisory structure from overseeing other DoubleLine funds that employ it, including DoubleLine Real Estate and Income Fund and DoubleLine Multi-Asset Trend Fund; and

DoubleLine Capital’s and DoubleLine Alternatives’ statements regarding the upcoming regulatory changes that contributed to the Proposals described in this Proxy Statement, the need to provide for continuity of management of the Funds, and DoubleLine Alternatives’ and DoubleLine Capital’s willingness to bear the costs of this Proxy Statement and the related meetings of shareholders.

Nature, Extent and Quality of Services Provided by DoubleLine Alternatives and DoubleLine Capital. The Board noted that portfolio management services to the Funds would remain unchanged. The Funds would continue to be managed by Jeffrey E. Gundlach and Jeffrey J. Sherman. The Board considered that DoubleLine Alternatives and DoubleLine Capital share personnel and other resources through their relationships with DoubleLine Group LP, and that there would be no change in the personnel providing services to the Funds. The Board also considered DoubleLine Alternatives’ representations to the Board that the restructuring of the Funds’ advisory arrangements would not result in any change in the day-to-day operations of the Funds. Based on this review, the Board concluded that the same range and quality of services provided to the Funds were expected to continue under the Proposed Agreements.

Advisory and Sub-Advisory Fees. The Board also considered the fact that the aggregate annual advisory fee rates for the Funds would not change if the Proposed Agreements are approved. The Board also considered that, under the Proposed Management Agreement, DoubleLine Alternatives will provide the Funds with a continuous investment program (subject to its ability to delegate its duties under the Proposed Management Agreement) with respect to all of its assets and will provide advice and recommendations with respect to other aspects of the business and affairs of the Funds. The Board concluded that these factors supported approval of the Proposed Agreements.

Portfolio Management Continuity; Performance. With respect to the performance of the Fund, the Board considered that DoubleLine Alternatives and DoubleLine Capital would continue to manage the portfolios, subject to shareholder approval of the respective Proposed Management Agreement and Proposed Sub-Advisory Agreement, with DoubleLine Capital retaining responsibility for management of the portion of the Funds’ assets invested in debt instruments and DoubleLine

Alternatives managing the remainder of each Fund’s portfolio of investments. The Board also considered that the portfolio management personnel currently responsible for the management of the portfolios would not change as a result of the Proposals. The Board concluded that these factors supported approval of the Proposed Agreements.

Profitability. The Board noted DoubleLine Capital’s and DoubleLine Alternatives’ representations that the proposed restructuring was not expected to change the overall profitability of the relationship with either Fund to the DoubleLine organization, but that the proposed changes are expected to result in greater profitability for DoubleLine Alternatives and marginally lower profitability for DoubleLine Capital. In this regard, the Trustees noted that the ownership of DoubleLine Capital and DoubleLine Alternatives is not identical and that the Proposals may benefit DoubleLine Alternatives.

Economies of Scale. The Board noted that no additional overall economies of scale were expected to result from the Proposals.

Other Benefits. The Board also considered other benefits that DoubleLine Alternatives and DoubleLine Capital may expect to derive from the proposed advisory arrangements, including any “fallout benefits,” such as the rationalization of the Funds’ advisory arrangements with other similar DoubleLine funds in the same complex, potential cost savings that DoubleLine Capital may achieve as a result of not having to register as a commodity trading advisor or commodity pool operator in respect of the Funds, and any reputational value that DoubleLine Alternatives may derive from serving as investment adviser to the Funds.    In this respect, the Board considered that the costs of this Proxy Statement and the related meetings of shareholders would be borne by DoubleLine Capital and DoubleLine Alternatives, not the Funds.

Board Recommendation

The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote “FOR” approval of the Proposed Management Agreement and the Proposed Sub-Advisory Agreement.

TRUST INFORMATION

This section provides certain information about the Trust and the Funds, including information about its current investment manager(s), principal underwriter, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of either of the Funds.

CURRENT INVESTMENT MANAGER/PROPOSED INVESTMENT MANAGER

DoubleLine Capital, 2002 North Tampa Street, Tampa, Florida 33602, was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. The general partner of DoubleLine Capital is DoubleLine Capital GP LLC, an entity that is majority-owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Capital. As of May 31, 2021, DoubleLine Capital had approximately $136.8 billion of assets under management.

DoubleLine Alternatives, 2002 North Tampa Street, Tampa, Florida 33602, was organized in 2015 as a Delaware limited partnership. The general partner of DoubleLine Alternatives is RHE Group LLC. RHE Group LLC’s management is ultimately controlled by Messrs. Henry V. Chase, Earl A. Lariscy, and Ronald R. Redell. Therefore, each of Messrs. Chase, Lariscy, and Redell, may be deemed to control DoubleLine Alternatives. As of May 31, 2021, DoubleLine Alternatives had approximately $711.1 million of assets under management.

Although they have different ownership structures, DoubleLine Capital and DoubleLine Alternatives share certain personnel and other resources through contractual arrangements with DoubleLine Group LP. All investment personnel of both entities are employees of DoubleLine Group LP and provide services to each of DoubleLine Capital and DoubleLine Alternatives pursuant to contractual arrangements. The general partner of DoubleLine Group LP is DoubleLine Capital GP LLC, an entity that is majority-owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Group LP.

As of the Record Date, the total number of each Fund’s outstanding shares by class are listed below.

Fund Name and Class	Shares Outstanding
DoubleLine Shiller Enhanced CAPE — Class I	494,918,361.66
DoubleLine Shiller Enhanced CAPE — Class N	38,551,810.28
DoubleLine Shiller Enhanced CAPE — Class R6	932,859.80
DoubleLine Shiller Enhanced International CAPE — Class I	6,353,756.23
DoubleLine Shiller Enhanced International CAPE — Class N	485,873.94

CURRENT DISTRIBUTOR

Quasar Distributors, LLC (“Distributor”) 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 serves as the nonexclusive distributor of each class of the Funds’ shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust which is subject to approval by the Board. The Distributor has agreed to sell shares of the Funds on a best efforts basis as agent for each Fund upon the terms and at the current offering price (plus sales charge, if any) described in the Funds’ Prospectus. The Trust’s Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Trust’s Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Distributor. The Distributor receives no compensation from the Trust except payments pursuant to the Trust’s amended and restated distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act and in which Class I and Class R6 shares do not participate.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the administrator of the Funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Under the Administration Agreement, the Administrator receives a combined fee from the Funds as part of a bundled-fees agreement for services performed as Administrator, fund accountant, and custodian. The Administrator provides certain accounting and administrative services to the Trust, including, among other things, fund accounting; calculation of the daily NAV of each Fund; monitoring the Trust’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s Form N-CEN.

ADVISORY FEES PAID

DoubleLine Shiller Enhanced CAPE® paid $33,596,474 in investment advisory fees to DoubleLine Capital for the last fiscal year. DoubleLine Shiller Enhanced International CAPE® paid $83,144 in investment advisory fees to DoubleLine Capital for the last fiscal year.

BROKERAGE AND RESEARCH SERVICES

The Funds did not pay any commissions to an affiliated broker during the most recently completed fiscal year.

INFORMATION ABOUT DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF THE PROPOSED INVESTMENT ADVISERS

Information about the directors and principal executive officers of DoubleLine Capital and DoubleLine Alternatives is set forth below. The address of each of them is c/o 2002 North Tampa Street, Tampa, Florida 33602.

DoubleLine Capital

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Jeffrey E. Gundlach	Chief Executive Officer & Chief Investment Officer
Henry V. Chase	Chief Financial Officer
Earl A. Lariscy	General Counsel
Ronald R. Redell	Director of Global Relationship Management
Cris Santa Ana	Chief Risk Officer
Jeffrey J. Sherman	Deputy Chief Investment Officer
Barbara R. Van Every	Director of Investor Services
Casey L. Moore	Chief Technology Officer
Youse E. Guia	Chief Compliance Officer
Patrick A. Townzen	Director of Operations
Joan L. Elam	Director of Human Resources

DoubleLine Alternatives

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Jeffrey Sherman	President
Adam Rossetti	Chief Compliance Officer

INFORMATION ABOUT TRUSTEES AND OFFICERS OF THE FUNDS

The following table lists the officers and non-Independent Trustees of the Funds and includes information regarding each officer’s or non-Independent Trustee’s principal occupation(s) during the past five years.    Each of the individuals listed has an ownership interest in one or both of DoubleLine Capital or DoubleLine Alternatives or earns compensation paid by DoubleLine Group LP. DoubleLine Group LP earns substantially all of its revenue by providing services to DoubleLine Capital and DoubleLine Alternatives.

Name and Year of Birth	Position with Trust	Term of Office and Length and Time Served	Principal Occupation(s) during Past 5 Years
Jeffery E. Gundlach 1959	Trustee	Indefinite/Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).

Ronald R. Redell 1970	President and Trustee	Indefinite/President Since Inception and Trustee Since January 2019	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019) and Executive (from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since

Name and Year of Birth	Position with Trust	Term of Office and Length and Time Served	Principal Occupation(s) during Past 5 Years
July 2010); President, DoubleLine Funds Trust (since January 2010).

Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020	Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013); Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Name and Year of Birth	Position with Trust	Term of Office and Length and Time Served	Principal Occupation(s) during Past 5 Years

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from

Name and Year of Birth	Position with Trust	Term of Office and Length and Time Served	Principal Occupation(s) during Past 5 Years
February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017);

Name and Year of Birth	Position with Trust	Term of Office and Length and Time Served	Principal Occupation(s) during Past 5 Years
Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2021 and Secretary Since July 2018	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/ Since May 2012	Vice President and Assistant Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013 and

Name and Year of Birth	Position with Trust	Term of Office and Length and Time Served	Principal Occupation(s) during Past 5 Years
inception, respectively); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine

Name and Year of Birth	Position with Trust	Term of Office and Length and Time Served	Principal Occupation(s) during Past 5 Years
Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	Vice President	Indefinite/Vice President Since May 2016	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President,

Name and Year of Birth	Position with Trust	Term of Office and Length and Time Served	Principal Occupation(s) during Past 5 Years
DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DoubleLine Income Solutions Fund (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (from November 2019 to September 2020); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Equity LP and DoubleLine Alternatives (from March 2016 to September 2020).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020	Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Assistant Treasurer, DoubleLine Yield Opportunities Fund (since

Name and Year of Birth	Position with Trust	Term of Office and Length and Time Served	Principal Occupation(s) during Past 5 Years
January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from

Name and Year of Birth	Position with Trust	Term of Office and Length and Time Served	Principal Occupation(s) during Past 5 Years
August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

Name and Year of Birth	Position with Trust	Term of Office and Length and Time Served	Principal Occupation(s) during Past 5 Years

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

Robert Herron, 1987	Vice President	Indefinite/Since June 2020	Vice President, DoubleLine Funds Trust (since June 2020); Vice President, DoubleLine Yield Opportunities Fund (since June 2020); Vice President, DoubleLine Income Solutions Fund (since June 2020); Vice President, DoubleLine

Name and Year of Birth	Position with Trust	Term of Office and Length and Time Served	Principal Occupation(s) during Past 5 Years
Opportunistic Credit Fund (since June 2020). Manager–Risk Analytics, DoubleLine Capital (since January 2017); Formerly, Analyst–Risk Analytics, DoubleLine Capital (from October 2011 to January 2017).

Jose Sarmenta, 1975	Anti-Money Laundering Officer	Indefinite/Since September 2020	Anti-Money Laundering Officer, DoubleLine Funds Trust (since September 2020); Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Opportunistic Credit Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Income Solutions Fund (since September 2020); Compliance Analyst, DoubleLine Capital (since October 2019); Formerly, Compliance Manager, Anti-Money Laundering Manager for CIM Group (from November 2017 to October 2019); Governance and Risk Manager for PennyMac Financial Services Inc. (from July 2015 to November 2017).

CERTAIN MATERIAL INTERESTS OF TRUSTEES

Mr. Gundlach and Mr. Redell hold ownership interests in DoubleLine Alternatives and DoubleLine Capital. Each of them could be seen as having an interest in the Proposals because, if approved, the Proposals are expected to increase the profitability of DoubleLine Alternatives and such an increase could provide a benefit to Mr. Gundlach and Mr. Redell as owners of that business. Any such benefit is not assured and cannot be quantified because it will depend on a variety of factors, including, among other things, each investment adviser’s relative assets under management; the performance of a wide variety of accounts, including the Funds; actual expenses incurred in operating the businesses; and the other revenues of each adviser.

CERTAIN OWNERSHIP OF TRUST SHARES

Except as noted below in the table, to the Trust’s knowledge, no persons own of record 5% or more of any class of shares of a Fund, and no person is reflected on the books and records of the Trust as owning beneficially 5% or more of the outstanding shares of any class of a Fund as of January 7, 2022.

Fund/Class	Shareholder Name & Address	% held as of January 7, 2022
Shiller Enhanced CAPE® — Class I shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	36.44%
Shiller Enhanced CAPE® — Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	21.14%
Shiller Enhanced CAPE® — Class I shares	PERSHING LLC 1 PERSHING PLZ FL 14 JERSEY CITY NJ 07399-0002	9.32%

Fund/Class	Shareholder Name & Address	% held as of January 7, 2022
Shiller Enhanced CAPE® — Class I shares	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.31%
Shiller Enhanced CAPE® — Class I shares	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.73%
Shiller Enhanced CAPE® — Class N shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	37.56%
Shiller Enhanced CAPE® — Class N shares	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	33.78%
Shiller Enhanced CAPE® — Class N shares	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	9.53%

Fund/Class	Shareholder Name & Address	% held as of January 7, 2022
Shiller Enhanced CAPE® — Class N shares	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	8.20%
Shiller Enhanced CAPE® — Class R6 shares	JP MORGAN SECURITIES LLC OMNI A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	67.64%
Shiller Enhanced CAPE® — Class R6 shares	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	15.83%
Shiller Enhanced CAPE® — Class R6 shares	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC SHERIDAN PHYSICAL THERAPY 401(K) PL AN 717 17TH ST STE 1300 DENVER CO 80202-3304	9.86%

Fund/Class	Shareholder Name & Address	% held as of January 7, 2022
Shiller Enhanced International CAPE® — Class I shares	PERSHING LLC 1 PERSHING PLZ FL 14 JERSEY CITY NJ 07399-0002	39.10%
Shiller Enhanced International CAPE® — Class I shares	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	12.54%
Shiller Enhanced International CAPE® — Class I shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.85%
Shiller Enhanced International CAPE® — Class I shares	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.61%
Shiller Enhanced International CAPE® — Class I shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.52%
Shiller Enhanced International CAPE® — Class N shares	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	40.73%

Fund/Class	Shareholder Name & Address	% held as of January 7, 2022
Shiller Enhanced International CAPE® — Class N shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	26.75%
Shiller Enhanced International CAPE® — Class N shares	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	18.27%

As of July 1, 2021, the Trustees and officers of the Trust, as a group, did not own more than 1% of the outstanding shares of any class of any Fund of the Trust.

INFORMATION REGARDING SIMILAR FUNDS

The following table contains certain information about the funds for which DoubleLine Capital and DoubleLine Alternatives provide investment advisory services that may have a similar investment objective and principal investment strategy as the Funds.

Fund	Other Similar Fund	Adviser	Relationship	Net Assets of Other Similar Fund	Advisory Fee	Has Compensation been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
DoubleLine Shiller Enhanced CAPE®	JNL/DoubleLine® Shiller Enhanced CAPE® Fund	DoubleLine Capital	Sub-Adviser	$2.8bn	0.40% up to $200mm 0.35% between $200mm and $1bn 0.30% over $1bn	Yes[1]

[1]

DoubleLine Capital has historically waived or reduced its compensation for managing the similar fund based on a relationship discount that applies to assets under DoubleLine Capital’s management for a number of related accounts, each of which is sponsored or advised by the similar fund’s investment adviser.

NON-ADVISORY FEES PAID TO AFFILIATES

During the last fiscal year, DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE® did not pay any non-advisory fees to either DoubleLine Capital or DoubleLine Alternatives or their affiliates.

ANNUAL REPORT TO SHAREHOLDERS

Shareholders can find important information about each Fund in the Trust’s annual report, dated March 31, 2021, including financial reports for the fiscal year ended March 31, 2021, and in the Trust’s semi-annual report, dated September 30, 2021. Upon request and without charge, the Trust will furnish each person to whom the Proxy Statement is delivered with a copy of these reports. You may obtain copies of these reports without charge by calling 877-DLine11 (877-354-6311) or on the Trust’s website at www.doublelinefunds.com. You may obtain copies of the Proxy Statement without charge by calling Broadridge Financial Solutions, Inc. at 833-782-7143. The Proxy Statement and any definitive additional soliciting materials will be available on the Funds’ website at www.doublelinefunds.com.

VOTING INFORMATION

RECORD DATE, QUORUM AND METHODS OF TABULATION

Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote, by virtual means, at the Special Meeting. As noted above, approval of the Proposed Management Agreement and Proposed Sub-Advisory Agreement with respect to each Fund requires the “affirmative vote of a majority of the outstanding shares” of that Fund, which means the affirmative vote, at a duly called and held virtual meeting of shareholders, (a) of the holders of 67% or more of the outstanding voting securities of such Fund virtually present and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting are virtually present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting, whichever is less. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and others, in their discretion, withhold or withdraw submission of broker non-votes or abstentions in order to avoid the need for solicitation of additional votes in favor of the proposal.

Shareholders of each Fund as of the close of business on January 7, 2022 will be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of a Fund owned on any matter on which such Shareholder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing a later-dated proxy, or by virtually attending the Special Meeting and voting.

Votes cast by proxy or by virtual presence at the Special Meeting will be counted by persons appointed by the Trust as proxy tabulators both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Special Meeting. For purposes of determining the presence of a quorum, the proxy tabulator will include the total number of Shares present at the Special Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter).

Abstentions and broker non-votes will have the effect of a vote against the Proposed Agreements. Shareholders will have the opportunity to vote both in advance of and during the Special Meeting.

ADJOURNMENTS

In the event that a quorum is not present for purposes of acting on a Proposal for a Fund, as applicable, or if sufficient votes in favor of a Proposal are not received by the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for such Fund, as applicable, to permit further solicitation of proxies. For each Fund, as applicable, any such adjournment will require the affirmative vote of a majority of the shares of such Fund cast, as applicable, at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

SOLICITATION OF PROXIES

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust, its affiliates and other representatives of the Trust. The Trust has retained Broadridge Financial Solutions, Inc. to serve as tabulator of proxies and this cost as well as the legal and other costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Special Meeting (including the costs of any additional solicitation and any adjourned session) are anticipated to be approximately $1 million and will be borne by DoubleLine Capital and/or DoubleLine Alternatives.

Methods of Voting

Electronic Voting. You may give your voting instructions via the Internet or by following the instructions found on the proxy card.

Telephone Voting. You may give your voting instructions over the telephone by calling the phone number listed on your proxy card. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

As the Special Meeting date approaches, you may receive a call from a representative of the Funds, Broadridge Financial Solutions, Inc., the Trust or its affiliates if the Trust has not yet received your vote.

Voting by Mail. If you wish to participate in the Special Meeting, but do not wish to give a proxy by telephone or via the Internet, you can complete, sign, date and mail the proxy card received with the Proxy Statement by following the instructions on the proxy card.

By Virtual Attendance at the Special Meeting. Shareholders of record on January 7, 2022 may participate in the Special Meeting virtually by first visiting the website below and following the registration and participation instructions contained therein: https://www.viewproxy.com/DoubleLine/broadridgevsm/. To attend and vote at the Special Meeting, Shareholders will be directed to vote at https://www.viewproxy.com/DoubleLine/broadridgevsm/. Please have the control number located on your proxy card or voting information form available. Beneficial owners holding their shares in the name of a brokerage firm, bank, nominee or other institution (“street name”) who wish to virtually attend and/or vote at the Special Meeting must obtain a legal proxy from their brokerage firm, bank nominee or other such institution, and should complete the registration process at least three days in advance of the combined Special Meeting to ensure that all documentation and verifications are in order.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Special Meeting. Shareholders may vote before or during the Special Meeting at https://www.proxyvote.com. Only shareholders of the Funds present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

In light of the rapidly changing developments related to COVID-19, we are pleased to offer our shareholders a completely virtual Special Meeting, which provides worldwide access and communication, while protecting the health and safety of our shareholders and DoubleLine personnel. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many shareholder-submitted questions as time permits that comply with the Special Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

Under the Declaration of Trust, the Trust and the Funds are not required to hold annual meetings of shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that the Trust or a Fund will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting. In order for such proposals to be considered for inclusion in the proxy materials relating to that meeting, any such proposals must be received at the offices of the Trust a reasonable time before the solicitation for that meeting is made. Timely submission of a proposal does not guarantee that such proposal will be included in a Proxy Statement or presented at a meeting of shareholders of the Trust.

OTHER MATTERS

The Trust is not aware of any other matters to be presented for action at the Special Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

Only one copy of the Proxy Statement may be mailed to a household, even if more than one person in a household is a Fund Shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call 833-782-7143. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of Proxy Statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact 833-782-7143.

Appendix A

Form of Proposed Management Agreement

INVESTMENT MANAGEMENT AGREEMENT

DoubleLine Funds Trust

This Investment Management Agreement (the “Agreement”) is executed as of [ ], 2022 by and between DOUBLELINE FUNDS TRUST, a Delaware statutory trust (the “Trust”), solely on behalf of and with respect to its series specified on Schedule A hereto (each series, individually, a “Fund” and, collectively, the “Funds”), and DOUBLELINE ALTERNATIVES LP, a Delaware limited partnership (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY THE MANAGER TO THE FUND.

Subject always to the control of the Board of Trustees (the “Trustees”) of the Trust and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund, including, without limitation, what investments will be purchased, held, sold, or exchanged by each Fund, what portion of the assets of each Fund will be invested in or through one or more subsidiaries of a Fund, and what portion of the assets of each Fund will be held uninvested, and will, on behalf of each Fund, make changes in such investments, and will place all orders for the purchase and sale of portfolio securities and other investments of the Fund and (ii) arrange for office space and equipment, certain bookkeeping and clerical services (excluding, among other things, administrative, transfer agency, accounting, and other services provided by agents retained and paid by the Trust in accordance with Section 1(e) of this Agreement) and the payment of all salaries, fees, and expenses of officers and Trustees of the Trust who are officers or employees of the Manager or any non-investment company entity controlling, controlled by, or under common control with the Manager. In the performance of its duties and powers, the Manager will comply with the provisions of the Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) and Bylaws of the Trust, each as amended from time to time, and each Fund’s stated investment objective, policies, and restrictions.

The Manager shall be authorized, on behalf of each Fund, to vote any proxies or elect to participate in any corporate action relating to assets owned by the Fund from time to time.

If the Trust establishes one or more series other than the Funds listed on Schedule A with respect to which it desires to retain the Manager to act as investment adviser hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Trust in writing, whereupon such portfolio shall become a Fund under this Agreement and Schedule A shall be amended accordingly. The compensation payable by such new portfolio to the Manager shall be agreed to in writing at the time.

In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Funds, the Manager shall seek to obtain for each Fund the best execution available. In using its best efforts to obtain for a Fund the best execution available, the Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Trust hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of any Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

In order to enable the Manager to exercise fully its discretion in managing each Fund’s assets, the Trust hereby constitutes and appoints the Manager as the Trust’s and each Fund’s agent and attorney-in-fact with full power and authority, including full power of substitution and resubstitution, for the Trust and each Fund, and on behalf of the Trust and each Fund, as applicable, to open, maintain, and close, in the name of the Trust and each Fund, securities or other investment accounts with any brokerage firm designated by the Manager in its discretion and to buy, sell, and otherwise transact in assets, commodities, securities, and derivative products (including, without limitation, futures, options, swaps, and spot and forward currency transactions, and agreements or arrangements relating to or securing such transactions), and other financial contracts and other arrangements or any other investments for purposes of managing each Fund’s investment operations; and the Trust hereby grants the Manager, as the Trust’s and each Fund’s agent and attorney-in-fact, the power and authority, including full power of substitution and resubstitution, to do and perform every act necessary or appropriate to be done in the exercise of the foregoing powers as fully as the Trust and each Fund, as applicable, might or could do on its own behalf.

The Trust assumes and shall pay or cause to be paid all of its expenses and all expenses of the Funds, including, without limitation: (i) all costs and expenses incident to the public offering of securities of the Trust, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any filings required under state securities laws and any fees payable in connection therewith; (ii) the charges and expenses of any custodian(s) appointed by the Trust for the safekeeping of the cash, portfolio securities, other investments, and other property of the Funds; (iii) the charges and expenses of independent accountants; (iv) the charges and expenses of any stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Trust; (v) the charges and expenses of any administrator appointed by the Trust to provide administrative services to the Funds; (vi) the charges and expenses of any accounting and/or sub-accounting agent appointed by the Trust to provide accounting or sub-accounting services to the Funds; (vii) the charges and expenses of any shareholder servicing agent, including service providers providing sub-transfer agency or sub-accounting services; (viii) the costs and expenses of any wholly-owned subsidiary of a Fund to the extent such costs or expenses are not directly borne by the subsidiary; (ix) brokerage or other trading commissions, dealer spreads, and other costs incurred in connection with proposed or consummated portfolio securities or other investment transactions; (x) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Trust to federal, state, local, or other governmental agencies; (xi) the cost and expense of printing and issuing certificates, if any, representing securities of the Trust; (xii) fees involved in registering and maintaining registrations of the Trust under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); (xiii) all expenses of shareholders’ and Trustees’ meetings, and of preparing, printing, and mailing proxy statements and reports to shareholders; (xiv) fees and expenses of Trustees of the Trust who are not officers or employees of the Manager or a non-investment company entity controlling, controlled by, or under common control with the Manager; (xv) charges and expenses of legal counsel (or any other consultant or adviser) to the Trust or to the Independent Trustees (as defined below) of the Trust; (xvi) trade association dues; (xvii) interest payable on Fund borrowings; (xviii) any shareholder relations expense; (xix) premiums for a fidelity bond and any errors and omissions insurance maintained by the Trust; (xx) the costs and expenses incurred by the Funds in complying with any applicable law; and (xxi) any other ordinary or extraordinary expenses incurred by the Trust or the Funds in the course of their business. The Manager shall not be obligated to pay any expenses of or for the Trust or the Funds not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

Subject to prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Manager (the “Independent Trustees”), and, to the extent required by the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission (the “SEC”) or its staff, by the shareholders of the relevant Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties and powers under this Agreement with respect to any Fund or all of the Funds, including the management of all or a portion of the assets being managed; provided, however, that if the Manager delegates to a sub-adviser or sub-administrator that is an affiliated person or related party of the Manager, the Manager shall be responsible and liable, including for purposes of Section 7 of this Agreement, for any actions or omissions of such delegate as if such delegate’s actions or omissions were the Manager’s own actions or omissions. In any delegation pursuant to this Section 1(f), unless the Trust agrees otherwise with respect to any Fund or Funds, neither the Trust nor any Fund shall bear the separate costs of employing such a sub-adviser or sub-administrator.

2.	OTHER AGREEMENTS, ETC.

It is understood that any shareholder, Trustee, officer, or employee of the Trust may be a shareholder, partner, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlling, controlled by, or under common control with the Manager, and that the Manager and any person controlling, controlled by, or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlling, controlled by, or under common control with the Manager have and may have advisory, management service, distribution, or other contracts with other organizations and persons, and may have other interests and businesses. Nothing contained in this Agreement shall prevent the Manager or any affiliated person of the Manager from acting as investment adviser or manager for any other person, firm, corporation (including any other investment company), or other entity, whether or not the investment objectives or policies of any such other person, firm, corporation, or other entity are similar to those of any Fund, or in any way bind or restrict the Manager or any such affiliated person from buying, selling, or trading any securities, commodities, or other investments for their own accounts or for the accounts of others for whom the Manager or any such affiliated person may be acting.

While information and recommendations supplied to each Fund shall, in the Manager’s judgment, be appropriate under the circumstances and in light of the investment objective(s) and policies of such Fund, such information and recommendations may be different from the information and recommendations supplied by the Manager or its affiliates to other investment companies, funds, and advisory accounts. Each Fund recognizes that it is not entitled to receive preferential treatment as compared with the treatment given by the Manager to any other investment company, fund, or advisory account.

Nothing contained in this Agreement shall amend, modify, or otherwise affect the terms of the investment management agreements between the Trust, with respect to the series of the Trust not specified on Schedule A of this Agreement, and either the Manager or DoubleLine Capital LP.

3.	COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

Each Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished, and for the expenses borne by the Manager pursuant to this Agreement, a fee, computed and paid monthly, at the annual rate specified on Schedule B hereto, of the average daily net assets of that Fund. The average daily net assets of a Fund for any month shall be determined by taking an average of all of the determinations of a Fund’s net assets during such month at the close of business on each business day during such month while this Agreement is in effect. Such fee shall be payable as soon as practicable after the end of such month.

In the event that the Manager has agreed to a fee waiver or an expense limitation or reimbursement arrangement with respect to a Fund, subject to such terms and conditions as the Manager and the Trust may set forth in such agreement, the compensation due the Manager hereunder shall be reduced, and, if necessary, the Manager shall bear expenses with respect to the Fund, to the extent required by such fee waiver or expense limitation or reimbursement arrangement.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement will terminate automatically, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act, and any applicable guidance or interpretation of the SEC or its staff.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement is effective upon its execution and will remain in full force and effect as to each Fund continuously thereafter (unless terminated automatically with respect to that Fund as set forth in Section 4 or terminated with respect to that Fund in accordance with the following paragraph) for a period of two years, and will continue in effect from year to year thereafter with respect to a Fund so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and

(ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval; provided however, that the foregoing requirement that the vote of the Independent Trustees be cast in person shall be deemed waived by the parties if and to the extent not required by Section 15(c) of the 1940 Act, the rules and regulations thereunder or any guidance or interpretation thereof, or regulatory relief therefrom, issued by the SEC or its staff.

This Agreement may be terminated with respect to a Fund at any time by the Board of Trustees of the Trust or by the affirmative vote of a majority of the outstanding shares of that Fund on not more than 60 days’ written notice to the Manager. The Manager may at any time terminate this Agreement with respect to a Fund by not less than 60 days’ written notice to the Trust. A notice of termination shall be delivered or mailed by registered mail, postage prepaid, to the other party at the address indicated below:

If to the Trust:

DoubleLine Funds Trust

2002 North Tampa Street

Tampa, FL 33602

Attn: President and Board of Trustees

If to the Manager:

DoubleLine Alternatives LP

2002 North Tampa Street

Tampa, FL 33602

Attn: President

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Agreement, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders, (i) of the holders of 67% or more of the shares of the Fund (present or represented by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present or represented by proxy, or (ii) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms “affiliated person,” “control,” “interested person,” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to any applicable exemption, guidance, or interpretation of the SEC or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and any applicable exemption, guidance, or interpretation of the SEC or its staff; and the term “brokerage and research services” has the meaning given in the 1934 Act and the rules and regulations under the 1934 Act and under any applicable exemption, guidance, or interpretation of the SEC or its staff.

7.	NONLIABILITY AND INDEMNIFICATION OF MANAGER.

Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager, including its officers, directors, and partners, shall not be subject to any liability to the Trust or any Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

The Manager shall be indemnified by a Fund to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by the Manager in connection with any claim, action, suit, or proceeding in which the Manager becomes involved as a party or otherwise by virtue of the Manager serving as investment adviser to that Fund hereunder and against amounts paid or incurred by the Manager in the settlement thereof, provided that any such settlement has been approved by the Trustees (including a majority of the Independent Trustees), such approval not to be unreasonably withheld. The words “claim,” “action,” “suit,” and “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened against the Manager while in office as investment adviser or thereafter other than those proceedings that the Manager may be or may become subject to as a result of conducting its ordinary business as an investment adviser (e.g., inspections and investigations of the SEC), and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

No indemnification shall be provided hereunder to the Manager if the Manager (i) has been adjudicated by a court or body before which the proceeding was brought (A) to have engaged in willful misfeasance, bad faith, negligence, or reckless disregard or breach of the duties involved in the conduct of its office or (B) not to have acted in good faith in the reasonable belief that the Manager’s action was in the best interest of the Fund in question; or (ii) in the event of a settlement, unless there has been a determination that the Manager did not engage in willful misfeasance, bad faith, negligence, or reckless disregard or breach of the duties involved in the conduct of the Manager’s office (A) by the court or other body approving the settlement; (B) by at least a majority of the Independent Trustees who are not parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

Expenses may be paid from time to time by a Fund in advance of the final disposition of any such action, suit, or proceeding only upon receipt of an undertaking by or on behalf of the Manager to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Section; provided, that (i) the Manager shall provide security for its undertaking, (ii) the Fund shall be insured against losses arising by reason of the Manager’s failure to fulfill its undertaking, or (iii) a majority of the Independent Trustees who are not parties to the matter, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe the Manager ultimately will be entitled to indemnification.

8.	USE OF NAMES AND LOGOS.

It is expressly understood that the names “DoubleLine” and “DoubleLine Alternatives” or any derivation thereof, or any logo associated with those names, are the valuable property of the Manager and its affiliates, and in certain cases are protected under applicable trademark law. The Trust shall have the limited right to use such names (or derivations thereof or associated logos) only so long as the Manager shall consent and this Agreement shall remain in effect. Upon reasonable notice from the Manager to the Trust or upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivations thereof or associated logos) and shall promptly amend its Declaration of Trust and other public documents to change its name accordingly. The covenants on the part of the Trust in this Section 8 shall be binding upon it, its Trustees, officers, stockholders, creditors, and all other persons claiming under or through it, and shall survive the termination of this Agreement.

9.	BOOKS AND RECORDS.

The Manager shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it and the services the Manager provides hereunder as are required by Rule 31a-1 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Upon termination of this Agreement, the Manager shall promptly, upon demand, return to the Trust all such records, except that the Manager may retain copies for its records as may be required by applicable law and regulation and by its internal compliance obligations, subject to any confidentiality requirements.

10.	NOTICES.

Any notice under this Agreement shall be given in writing, addressed and delivered to the party to this Agreement entitled to receive such notice at the address indicated in Section 5 or such other address as such party may designate in writing.

11.	COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

12.	GOVERNING LAW.

This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent applicable law of the State of Delaware, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Agreement shall lie in the federal and state courts within the State of Delaware, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that any such court does not have jurisdiction over that party.

13.	MISCELLANEOUS.

No person other than the parties hereto shall be entitled to any right or benefit under, arising out of, or relating to this Agreement; there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Fund in question (including, without limitation, any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Manager, or (ii) create or give rise to any duty or obligation on the part of the Manager (including, without limitation, any fiduciary duty) to any person other than the Funds, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

[Remainder of page intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, DOUBLELINE FUNDS TRUST and DOUBLELINE ALTERNATIVES LP have each caused this instrument to be signed in its behalf by its duly authorized representative, all as of the day and year first above written.

DOUBLELINE FUNDS TRUST, Solely on behalf of the Funds

By:
NAME: Ronald R. Redell
TITLE: President

DOUBLELINE ALTERNATIVES LP

By:	RHE Group LLC, its general partner

By:
NAME: Henry V. Chase
TITLE: Authorized Signer

Schedule A

Funds

DoubleLine Shiller Enhanced CAPE®

DoubleLine Shiller Enhanced International CAPE®

DOUBLELINE FUNDS TRUST, Solely on behalf of the Funds

By:
NAME: Ronald R. Redell
TITLE: President

DOUBLELINE ALTERNATIVES LP

By:	RHE Group LLC, its general partner

By:
NAME: Henry V. Chase
TITLE: Authorized Signer

Schedule B

Annual Fee Rate (expressed as a Company percentage of net assets)
DoubleLine Shiller Enhanced CAPE®	0.45%
DoubleLine Shiller Enhanced International CAPE®	0.50%

DOUBLELINE FUNDS TRUST, Solely on behalf of the Funds

By:
NAME: Ronald R. Redell
TITLE: President

DOUBLELINE ALTERNATIVES LP

By:	RHE Group LLC, its general partner

By:
NAME: Henry V. Chase
TITLE: Authorized Signer

Appendix B

Form of Proposed Sub-Advisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (the “Agreement”) is executed as of [            ], 2022 by and among DOUBLELINE ALTERNATIVES LP, a Delaware limited partnership (the “Manager”), and DOUBLELINE CAPITAL LP, a Delaware limited partnership (the “Sub-Adviser”), and, solely with respect to Section 7 hereof, DoubleLine Funds Trust (the “Trust”), a Delaware statutory trust and an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Manager has entered into an Investment Management Agreement dated [ ], 2022 (the “Investment Management Agreement”) with the Trust; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render investment advisory services to the series of the Trust specified on Schedule A hereto (each, a “Fund” and, collectively, the “Funds”), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Manager has the authority under the Investment Management Agreement to delegate its duties, including investment advisory responsibilities, and powers to one or more sub-advisers for a Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such investment advisory services in respect of each Fund;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY THE SUB-ADVISER.

(a) Subject always to the control of the Trust’s Board of Trustees (the “Trustees”) and the Manager, the Sub-Adviser will, at its expense, provide discretionary investment advisory services in relation to the cash, debt instruments, and other assets of a Fund allocated to the Sub-Adviser by the Manager from time to time as agreed between the parties (the assets of each Fund allocated to the Sub-Adviser, a “Portfolio”). In the performance of its duties and powers, the Sub-Adviser will comply with (i) the provisions of the Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) and Bylaws of the Trust, each as amended from time to time, (ii) each Fund’s stated investment objective, policies, and restrictions, and (iii) the specific instructions, if any, given to the Sub-Adviser by the Manager.

Unless the Manager gives written instructions to the contrary, the Sub-Adviser shall be authorized, on behalf of each Portfolio, to vote any proxies or elect to participate in any corporate action relating to assets comprising the Portfolio from time to time.

(b) If the Trust establishes one or more series other than the Funds listed on Schedule A with respect to which the Manager desires to retain the Sub-Adviser to render investment advisory services hereunder, the Manager shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Fund under this Agreement and Schedule A shall be amended accordingly. The compensation payable by the Manager to the Sub-Adviser with respect to such Fund shall be agreed to in writing at the time. The addition of a Fund under this Agreement shall be subject to the approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Manager or the Sub-Adviser (the “Independent Trustees”).

(c) In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolios, the Sub-Adviser shall seek to obtain for each Portfolio the best execution available. In using its best efforts to obtain for a Portfolio the best execution available, the Sub-Adviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees or the Manager may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Portfolio to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Portfolio and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

(d) The Sub-Adviser will cooperate with the Manager as reasonably requested to furnish continuously an investment program for each Portfolio. The Sub-Adviser will provide the Manager, or other service providers to a Fund, with such assistance, information, and instructions as may be necessary or desirable to enable the Manager or such other service providers to perform their duties and powers in accordance with the applicable agreements. The Manager shall keep the Sub-Adviser fully informed at all times of the sums available for investment in the Portfolios.

(e) In order to enable the Sub-Adviser to exercise fully its discretion in managing each Portfolio’s assets, the Manager hereby constitutes and appoints the Sub-Adviser as the Trust’s and each Fund’s agent and attorney-in-fact with full power and authority, including full power of substitution and resubstitution, for the Trust and each Fund, and on behalf of the Trust and each Fund, as applicable, to open, maintain, and close, in the name of the Trust and each Fund, securities or other investment accounts with any brokerage firm designated by the Sub-Adviser in its discretion and to buy, sell, and otherwise transact in assets, commodities, securities, and derivative products (including, without limitation, futures, options, swaps, and spot and forward currency transactions, and agreements or arrangements relating to or securing such transactions), and other financial contracts and other arrangements or any other investments for purposes of managing each Portfolio’s investment operations; and the Manager hereby grants the Sub-Adviser, as the Trust’s and each Fund’s agent and attorney-in-fact, the power and authority, including full power of substitution and resubstitution, to do and perform every act necessary or appropriate to be done in the exercise of the foregoing powers as fully as the Trust and each Fund, as applicable, might or could do on its own behalf.

(f) Subject to prior approval of the Manager and of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission (the “SEC”) or its staff, by the shareholders of the relevant Fund, the Sub-Adviser may, from time to time, delegate to a sub-subadviser any of the Sub-Adviser’s duties and powers under this Agreement with respect to any Portfolio or all of the Portfolios, including the management of all or a portion of the assets being managed. In any delegation pursuant to this Section 1(f), neither the Trust nor any Fund nor the Manager shall bear the separate costs of employing such a sub-subadviser.

2.	OTHER AGREEMENTS, ETC.

It is understood that the Sub-Adviser and persons controlling, controlled by, or under common control with the Sub-Adviser have and may have advisory, management service, distribution, or other contracts with other organizations and persons, and may have other interests and businesses.

Nothing contained in this Agreement shall prevent the Sub-Adviser or any affiliated person of the Sub-Adviser from acting as investment adviser or manager for any other person, firm, corporation (including any other investment company), or other entity, whether or not the investment objectives or policies of any such other person, firm, corporation, or other entity are similar to those of any Fund, or in any way bind or restrict the Sub-Adviser or any such affiliated person from buying, selling, or trading any securities, commodities, or other investments for their own accounts or for the accounts of others for whom the Sub-Adviser or any such affiliated person may be acting.

While information and recommendations supplied to each Portfolio shall, in the Sub-Adviser’s judgment, be appropriate under the circumstances and in light of the investment objective(s) and policies of the applicable Fund, such information and recommendations may be different from the information and recommendations supplied by the Sub-Adviser or its affiliates to other investment companies, funds, and advisory accounts. The Manager recognizes that the Funds are not entitled to receive preferential treatment as compared with the treatment given by the Sub-Adviser to any other investment company, fund, or advisory account.

3.	COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER.

The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered and for the expenses borne by the Sub-Adviser pursuant to this Agreement a fee with respect to each Portfolio, computed and paid monthly, at the annual rate specified on Schedule B hereto, of the average daily net assets of the Fund. The average daily net assets of a Fund for any month shall be determined in the same manner as contemplated by the Investment Management Agreement.

If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement will terminate automatically, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Sub-Adviser pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act, and any applicable guidance or interpretation of the SEC or its staff.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement is effective upon its execution and will remain in full force and effect as to each Fund continuously thereafter (unless terminated automatically with respect to that Fund as set forth in Section 4 or terminated with respect to that Fund in accordance with the following paragraph) for a period of two years, and will continue in effect from year to year thereafter with respect to a Fund so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval; provided however, that the foregoing requirement that the vote of the Independent Trustees be cast in person shall be deemed waived by the parties if and to the extent not required by Section 15(c) of the 1940 Act, the rules and regulations thereunder or any guidance or interpretation thereof, or regulatory relief therefrom, issued by the SEC or its staff.

This Agreement may be terminated with respect to a Fund at any time by the Board of Trustees of the Trust or by the affirmative vote of a majority of the outstanding shares of that Fund on not more than 60 days’ written notice to the Sub-Adviser. The Manager or the Sub-Adviser may at any time terminate this Agreement with respect to a Fund by not less than 60 days’ written notice to the other party. This Agreement will terminate automatically in the event of the termination of the Investment Management Agreement.

A notice of termination shall be delivered or mailed by registered mail, postage prepaid, to the other party at the address indicated below:

If to the Manager:

DoubleLine Alternatives LP

2002 North Tampa Street

Tampa, FL 33602

Attn: President

If to the Sub-Adviser:

DoubleLine Capital LP

2002 North Tampa Street

Tampa, FL 33602

Attn: President

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Agreement, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders, (i) of the holders of 67% or more of the shares of the Fund present (present or represented by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present or represented by proxy, or (ii) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms “affiliated person,” “control,” “interested person,” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to any applicable exemption, guidance, or interpretation of the SEC or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and any applicable exemption, guidance, or interpretation of the SEC or its staff; and the term “brokerage and research services” has the meaning given in the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, and under any applicable exemption, guidance, or interpretation of the SEC or its staff.

7.	NONLIABILITY AND INDEMNIFICATION OF SUB-ADVISER.

Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser, including its officers, directors, and partners, shall not be subject to any liability to the Manager, the Trust, or any Fund, or to any shareholder, officer, director, partner, or Trustee of any of the foregoing, for any act or omission in the course of, or connected with, rendering services hereunder.

The Sub-Adviser shall be indemnified by a Fund to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by the Sub-Adviser in connection with any claim, action, suit, or proceeding in which the Sub-Adviser becomes involved as a party or otherwise by virtue of the Sub-Adviser serving as an investment adviser to a Portfolio of that Fund hereunder and against amounts paid or incurred by the Sub-Adviser in the settlement thereof, provided that any such settlement has been approved by the Trustees (including a majority of the Independent Trustees), such approval not to be unreasonably withheld. The words “claim,” “action,” “suit,” and “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened against the Sub-Adviser while in office as an investment adviser to a Portfolio of a Fund or thereafter other than those proceedings that the Sub-Adviser may be or may become subject to as a result of conducting its ordinary business as an investment adviser (e.g., inspections and investigations of the SEC), and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

No indemnification shall be provided hereunder to the Sub-Adviser if the Sub-Adviser (i) has been adjudicated by a court or body before which the proceeding was brought (A) to have engaged in willful misfeasance, bad faith, negligence, or reckless disregard or breach of the duties involved in the conduct of its office or (B) not to have acted in good faith in the reasonable belief that the Sub-Adviser’s action was in the best interest of the Fund in question; or (ii) in the event of a settlement, unless there has been a determination that the Sub-Adviser did not engage in willful misfeasance, bad faith, negligence, or reckless disregard or breach of the duties involved in the conduct of the Sub-Adviser’s office (A) by the court or other body approving the settlement; (B) by at least a majority of the Independent Trustees who are not parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

Expenses may be paid from time to time by a Fund in advance of the final disposition of any such action, suit, or proceeding only upon receipt of an undertaking by or on behalf of the Sub-Adviser to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Section; provided, that (i) the Sub-Adviser shall provide security for its undertaking, (ii) the Fund shall be insured against losses arising by reason of the Sub-Adviser’s failure to fulfill its undertaking, or (iii) a majority of the Independent Trustees who are not parties to the matter, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe the Sub-Adviser ultimately will be entitled to indemnification.

8.	BOOKS AND RECORDS.

The Sub-Adviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it and the services the Sub-Adviser provides hereunder as are required by Rule 31a-1 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s or the Manager’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Upon termination of this Agreement, the Sub-Adviser shall promptly, upon demand of the Trust or the Manager, return to the Trust all such records, except that the Sub-Adviser may retain copies for its records as may be required by applicable law and regulation and by its internal compliance obligations, subject to any confidentiality requirements.

9.	NOTICE.

Any notice under this Agreement shall be given in writing, addressed and delivered to the party to this Agreement entitled to receive such notice at the address indicated in Section 5 or such other address as such party may designate in writing.

10.	COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

11.	GOVERNING LAW.

This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent applicable law of the State of Delaware, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

12.	MISCELLANEOUS.

The Trust is hereby expressly made a third-party beneficiary of this Agreement and shall have the full right to enforce any and all provisions of this Agreement for its benefit and to proceed directly against the Sub-Adviser for any breach of any provision of this Agreement or for any loss, damage, claim, or liability arising due to the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence, or the Sub-Adviser’s reckless disregard of its obligations and duties hereunder, to the same extent as if the Trust itself were a party to all the provisions of this Agreement.

No person other than the parties hereto and the Trust shall be entitled to any right or benefit under, arising out of, or relating to this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Manager or the Fund in question (including, without limitation, any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Sub-Adviser or (ii) create or give rise to any duty or obligation on the part of the Sub-Adviser (including, without limitation, any fiduciary duty) to any person other than the Manager and the Fund in question, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

[Remainder of page intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, DOUBLELINE ALTERNATIVES LP, DOUBLELINE CAPITAL LP, and, solely with respect to Section 7 hereof, DoubleLine Funds Trust have each caused this instrument to be signed in its behalf by its duly authorized representative, all as of the day and year first above written.

DOUBLELINE ALTERNATIVES LP

By:	RHE Group LLC, its general partner

By:
NAME: Henry V. Chase
TITLE: Authorized Signer

DOUBLELINE CAPITAL LP

By:	DoubleLine Capital GP LLC, its general partner

By:
NAME: Ronald R. Redell
TITLE: Authorized Signer

As to Section 7 only: DOUBLELINE FUNDS TRUST

By:
NAME: Ronald R. Redell
TITLE: President

Schedule A

Funds

DoubleLine Shiller Enhanced CAPE®

DoubleLine Shiller Enhanced International CAPE®

DOUBLELINE ALTERNATIVES LP

By: RHE Group LLC, its general partner

By:
NAME: Henry V. Chase
TITLE: Authorized Signer

DOUBLELINE CAPITAL LP

By: DoubleLine Capital GP LLC, its general partner

By:
NAME: Ronald R. Redell
TITLE: Authorized Signer

Schedule B

Annual Fee Rate (expressed as a Company percentage of net assets)
DoubleLine Shiller Enhanced CAPE®	0.225%
DoubleLine Shiller Enhanced International CAPE®	0.25%

DOUBLELINE ALTERNATIVES LP

By: RHE Group LLC, its general partner

By:
NAME: Henry V. Chase
TITLE: Authorized Signer

DOUBLELINE CAPITAL LP

By: DoubleLine Capital GP LLC, its general partner

By:
NAME: Ronald R. Redell
TITLE: Authorized Signer

DOUBLELINE VIEW MATERIALS & VOTEC/O US BANCORP FUND SERVICES, LLC MK-WI T4777 E. WISCONSIN AVENUE FLOOR 4 To vote by Internet MILWAUKEE, WI 532021) Read the Proxy Statement and have the proxy card below at hand.2) Go to website www.proxyvote.com or scan the QR Barcode above3) Follow the instructions provided on the website.To vote by Telephone1) Read the Proxy Statement and have the proxy card below at hand.2) Call 1-800-690-69033) Follow the instructions.To vote by Mail1) Read the Proxy Statement.2) Check the appropriate boxes on the proxy card below.3) Sign and date the proxy card.4) Return the proxy card in the envelope provided.To register to attend and vote at the Virtual Meeting 1) Go to https://www.viewproxy.com/DoubleLine/ broadridgevsm/2) Follow the instructions.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D63647-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTo be voted on by all Shareholders of each Fund, voting separately by each such Fund: For Against Abstain1a. To approve a new investment management agreement between the Trust and DoubleLine Alternatives LP (“DoubleLine Alternatives”) for the Fund; ! ! !1b. To approve a new sub-advisory agreement between DoubleLine Alternatives and DoubleLine Capital LP (“DoubleLine Capital”) with respect to the Fund; ! ! ! and2. To consider and act upon such other matters as may properly come before the Special Meeting and any adjourned or postponed session thereof.THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSALS LISTED ABOVE. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSALS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSALS.PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on April 7, 2022: The Proxy Statement is available at www.proxyvote.comIn light of the novel coronavirus pandemic, the Fund has elected to hold the Special Meeting of Shareholders (the “Special Meeting”) as a virtual meeting. The details on how to participate are included in the Fund’s proxy statement and also posted on the Fund’s website at www.doublelinefunds.com.Register for the virtual shareholder meeting at https://www.viewproxy.com/DoubleLine/broadridgevsm/. To participate in the virtual meeting, shareholders of the Fund must register. Please monitor the Fund’s website for updated information regarding the Special Meeting.D63648-TBDDOUBLELINE SHILLER ENHANCED CAPE® PROXY SOLICITED BY THE BOARD OF TRUSTEESThe undersigned holder of DoubleLine Shiller Enhanced Cape® (the “Fund”), hereby appoints Ronald R. Redell, Henry Chase, Earl A. Lariscy, Cris Santa Ana, Adam Rossetti and Youse Guia, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting to be held at 12:00 p.m., Pacific Time, April 7, 2022, via Virtual Shareholder Meeting, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.PLEASE SIGN AND DATE ON THE REVERSE SIDE.

SCAN TO DOUBLELINE VIEW MATERIALS & VOTE wC/O US BANCORP FUND SERVICES, LLC MK-WI T4777 E. WISCONSIN AVENUE FLOOR 4 To vote by Internet MILWAUKEE, WI 532021) Read the Proxy Statement and have the proxy card below at hand.2) Go to website www.proxyvote.com or scan the QR Barcode above3) Follow the instructions provided on the website.To vote by Telephone1) Read the Proxy Statement and have the proxy card below at hand.2) Call 1-800-690-69033) Follow the instructions.To vote by Mail1) Read the Proxy Statement.2) Check the appropriate boxes on the proxy card below.3) Sign and date the proxy card.4) Return the proxy card in the envelope provided.To register to attend and vote at the Virtual Meeting 1) Go to https://www.viewproxy.com/DoubleLine/ broadridgevsm/2) Follow the instructions.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D63649-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTo be voted on by all Shareholders of each Fund, voting separately by each such Fund: For Against Abstain1a. To approve a new investment management agreement between the Trust and DoubleLine Alternatives LP (“DoubleLine Alternatives”) for the Fund; ! ! !1b. To approve a new sub-advisory agreement between DoubleLine Alternatives and DoubleLine Capital LP (“DoubleLine Capital”) with respect to the Fund; ! ! ! and2. To consider and act upon such other matters as may properly come before the Special Meeting and any adjourned or postponed session thereof.THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSALS LISTED ABOVE. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSALS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSALS.PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on April 7, 2022: The Proxy Statement is available at www.proxyvote.comIn light of the novel coronavirus pandemic, the Fund has elected to hold the Special Meeting of Shareholders (the “Special Meeting”) as a virtual meeting. The details on how to participate are included in the Fund’s proxy statement and also posted on the Fund’s website at www.doublelinefunds.com.Register for the virtual shareholder meeting at https://www.viewproxy.com/DoubleLine/broadridgevsm/. To participate in the virtual meeting, shareholders of the Fund must register. Please monitor the Fund’s website for updated information regarding the Special Meeting.D63650-TBDDOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® PROXY SOLICITED BY THE BOARD OF TRUSTEESThe undersigned holder of DoubleLine Shiller Enhanced International Cape® (the “Fund”), hereby appoints Ronald R. Redell, Henry Chase, Earl A. Lariscy, Cris Santa Ana, Adam Rossetti and Youse Guia, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting to be held at 12:00 p.m., Pacific Time, April 7, 2022, via Virtual Shareholder Meeting, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.PLEASE SIGN AND DATE ON THE REVERSE SIDE.